Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

POLEN Global GROWTH fund

(the “Fund”)

Supplement dated October 8, 2024 to the Fund’s Summary Prospectus and Prospectus,

each dated September 1, 2024

This information in this supplement amends certain information contained in the Summary Prospectus and Prospectus for the Fund and should be read in conjunction with such documents.

Effective immediately, the following replaces the third sentence in the first paragraph of the section titled “Summary of Principal Investment Strategies” in the Fund’s Summary Prospectus and Prospectus, respectively:

Under normal market conditions, the Fund will invest in at least three different countries and will typically invest at least 35% of its net assets in non-U.S. equity securities, or, if conditions are not favorable, invest at least 25% of its assets in non-U.S. equity securities.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.